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Texas Instruments Incorporated
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TEXAS INSTRUMENTS INCORPORATED ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

TEXAS INSTRUMENTS INCORPORATED ATTN: JANE NAHRA 7839 CHURCHILL WAY MS 3999 DALLAS, TX 75251

Stockholder Meeting to be held on 04/16/09
Proxy Materials Available
2009 Notice and Proxy Statement 2008 Annual Report

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	04/16/09
Meeting Time:	10:00 a.m., Dallas Time
For holders as of:	02/17/09

Meeting Location:
Texas Instruments Incorporated
12500 TI Boulevard
Dallas, Texas 75243

Directions to the Annual Meeting

From DFW Airport:

  Take the North Airport exit to IH-635E.
  Take IH-635E to the Greenville Avenue exit.
  Turn right (South) on Greenville.
  Take right (West) on Forest Lane.
  Texas Instruments will be on your right at the second traffic light.
  Please use the North entrance to the building.

From Love Field Airport:

  Take Mockingbird Lane East to US-75N (Central Expressway).
  Travel North on 75N to the Forest Lane exit.
  Turn right (East) on Forest Lane.
  You will pass two traffic lights.
  At the third light, the entrance to Texas Instruments will be on your left.
  Please use the North entrance to the building.

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on April 15, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items
Election of Directors The board of directors of Texas Instruments Incorporated recommends a vote "FOR" each of the nominees for director.		The board of directors of Texas Instruments Incorporated recommends a vote "FOR" proposals 2, 3 and 4.

1.	Election of Directors - Nominees: 1A) J. R. Adams 1B) D. L. Boren 1C) D. A. Carp 1D) C. S. Cox 1E) D. R. Goode 1F) S. P. MacMillan 1G) P. H. Patsley 1H) W. R. Sanders 1I) R. J. Simmons 1J) R. K. Templeton 1K) C. T. Whitman	2.	Board proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009.
		3.	Board proposal to approve a Texas Instruments 2009 Long-Term Compensation Plan.
		4.	Board proposal to approve a Texas Instruments 2009 Director Compensation Plan.
The board of directors of Texas Instruments Incorporated recommends a vote "AGAINST" proposal 5.
		5.	Stockholder proposal regarding separation of roles of chairman and CEO.